EXHIBIT 10.4.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of December 22, 2022 (the “Effective Date”), by and between John Payne (“Executive”) and Zivo Bioscience, Inc., a Nevada corporation (the “Company”). Executive and the Company are referred to herein each as a “Party” and, together, as the “Parties.” Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Employment Agreement between the Parties dated February 15, 2022 (the “Employment Agreement”).

RECITALS

A. Executive and the Company are parties to the Employment Agreement; and

B. the Parties have agreed to amend the Employment Agreement as set forth in this Amendment; and

C. the Board of Directors (the “Board”) has approved this Amendment of the Employment Agreement as outlined herein.

NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, and other valuable consideration, the Parties agree as follows, effective as of the Effective Date:

TERMS AND CONDITIONS

1. Long-Term Incentive Compensation. Section 5 of the Employment Agreement is amended and replaced in its entirety with the following:

“Long-Term Incentive Compensation. With respect to each calendar year during the Employment Term and subject in each case to Employee’s continued employment and good standing through the date of grant, at or about the time that the Company makes annual grants generally to its senior officers, the Company shall award Employee that number of stock options pursuant to the Zivo Bioscience, Inc. 2021 Equity Incentive Plan (the “EI Plan”) with an approximate value of $400,000.00 on the date of the grant, determined in accordance with, and subject to the terms and conditions of, the EI Plan and the applicable award agreement.”

2. Construction. The terms of this Amendment amend and modify the Employment Agreement as if fully set forth therein. If there is any conflict between the terms and conditions of this Amendment and the Employment Agreement, this Amendment’s terms and conditions will control. All other provisions of the Employment Agreement not specifically amended by this Amendment shall remain in full force and effect. Any waiver, alteration or modification of any of the terms of this Amendment shall be valid only if in writing and signed by both Parties hereto.

3. Counterparts. This Amendment may be executed in one or more counterparts and either originally or by facsimile or pdf signature, each of which will constitute an original, and all of which will constitute one and the same instrument.

This First Amendment to Employment Agreement is hereby executed as of the date first above written.

EXECUTIVE:	THE COMPANY:

ZIVO BIOSCIENCE, INC.

/s/ John Payne	By:	/s/ Keith Marchiando
JOHN PAYNE	Name:	Keith Marchiando
	Title:	Chief Financial Officer